Business Combinations	12 Months Ended
Dec. 31, 2022
Disclosure Of Business Combinations Text Block Abstract
BUSINESS COMBINATIONS

NOTE 18 - BUSINESS COMBINATIONS:

Acquisition of CyberKick

On July 4, 2021, the Company completed the acquisition of all issued and outstanding share capital of CyberKick, which provides solutions for security and privacy tools developers and consumers. The initial consideration paid was $9.3 million, which consisted of cash consideration of $3.7 million and equity consideration of $5.6 million paid by the issuance of 4,062,045 ordinary shares of the Company (based on the average weight of the share price for an agreed period prior to the acquisition). The consideration may be increased by an additional earn-out payment of up to $3 million to CyberKick’s founders, subject to certain revenue targets of CyberKick during the first and second year following the closing of the transaction, provided that the entitlement shall be only of the founders who are still engaged by CyberKick at such time. The Company may decide, at its sole discretion, to pay the earn-out consideration in equity, in whole or in part. The costs associated with the acquisition were approximately $215 thousand and are recorded in general and administrative expense.

The acquisition date fair value of the consideration transferred was $9,508 thousand, which consisted of the following:

July 4, 2021
U.S. dollar in thousands
Consideration:
Cash	3,700
Fair value of ordinary shares issued	5,808
9,508

The following table summarizes the fair values of assets acquired and liabilities assumed as of the date of acquisition:

July 4, 2021
U.S. dollar in thousands

Customer relations	3,228
Technologies	792
Deferred tax liabilities	(825)
Property and equipment, net	2
Goodwill	6,311
Net assets acquired	9,508

The estimated useful life of the acquired technologies is 10 years, and the customer relations is between 2 to 8 years. Goodwill primarily represented the value of assembled workforce.

The Company issued 4,062,045 ordinary shares with an estimated fair value of $5,808 thousand, representing $1.43 per share. The fair value of ordinary shares issued was determined using the Company’s market price per share in the TASE as of the closing date, translated into U.S. dollars using the exchange rate as of such date.

The Company assumed earn-out consideration to CyberKick’s founders with an estimated fair value of $3 million at the acquisition date. The fair value of the earn-out consideration was allocated to future services and continued employment and will be expensed as share based payment over the remaining service periods.

From the date of acquisition through December 31, 2021, CyberKick has contributed $3,389 thousand to the revenue of the Company and has increased the net loss of the Company by $1,478 thousand. If the business combination had taken place on January 1, 2021, consolidated unaudited pro forma revenue and net loss would have been $12,572 thousand and $13,571 thousand, respectively, for the year ended December 31, 2021.